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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934




                             Silknet Software, Inc.
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             (Exact name of registrant as specified in its charter)

              Delaware                                 02-0478949
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      (State of incorporation                        (IRS Employer
         or organization)                          Identification No.)

       50 Phillippe Cote Street,
            Manchester, NH                               03101
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(Address of principal executive offices)               (Zip Code)

If this form relates to the registration of a              If this form relates to the registration of a
class of securities pursuant to Section 12(b)              class of securities pursuant to Section 12(g)
of the Exchange Act and is effective                       of the Exchange Act and is effective
pursuant to General Instruction A.(c),                     pursuant to General Instruction A.(d),
please check the following box.   [  ]                     please check the following box.   [x]

Securities Act registration statement file number to which this form relates: 333-73295
         ---------
      (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                 Name of Each Exchange on Which
          to be so Registered                 Each Class is to be Registered
          -------------------                 ------------------------------



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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
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                                (Title of Class)




              Page 1 of 3 pages.  The exhibit index is on page 2.
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Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


     Information concerning the Registrant's Common Stock, $.01 par value per share, is contained in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on March 3, 1999 pursuant to the Securities Act of 1933, as amended (the "S-1 Registration Statement"), and such information is incorporated herein by reference.


Item 2. EXHIBITS


EXHIBIT NO.                                  EXHIBIT
-----------                                  -------

     1                   Specimen certificate representing the Common Stock.
                         (Incorporated by reference to Exhibit 4.01 to the S-1 Registration Statement).

     2                   Certificate of Incorporation of the Registrant.
                         (Incorporated by reference to Exhibit 3.01 to the S-1 Registration Statement).

     3 By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.02 to the S-1 Registration Statement).





                               Page 2 of 3 pages.
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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   SILKNET SOFTWARE, INC.



                                   By: /s/ James C. Wood
                                       ---------------------------------------
                                       James C. Wood
                                       Chairman of the Board, President and
                                       Chief Executive Officer

Date: March 3, 1999





                               Page 3 of 3 pages.